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                            TEAM AMERICA CORPORATION


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                                   Exhibit 24


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                                POWER OF ATTORNEY

         Each of the undersigned officers and directors of TEAM America Corporation (the "Company"), hereby appoints Richard C. Schilg, Michael R. Goodrich, and Robert J. Tannous as his attorneys or any of them, with power to act without the others, as his true and lawful attorney, to sign, in his name and on his behalf and in any and all capacities stated below, and to cause to be filed with the Securities and Exchange Commission (the "Commission"), the Company's Registration Statement on Form S-8 (the "Registration Statement") for the purpose of registering under the Securities Act of 1933, as amended, 350,000 shares of Common Stock, without par value, to be sold and distributed by the Corporation pursuant to the Corporation's 1996 Incentive Stock Plan, as amended (the "Plan"), and such other number of shares as may be issued under the anti-dilution provisions of the Plan, and any and all amendments, including post-effective amendments, to the Registration Statement hereby granting unto said attorneys and each of them full power and authority to do and perform in the name and on behalf of the undersigned, and in any and all such capacities, every act and thing whatsoever necessary to be done in and about the premises as fully as the undersigned could or might do in person, hereby granting to each said attorney-in-fact full power of substitution and revocation, and hereby ratifying all that any said attorney-in-fact or his substitute may do by virtue hereof.

         IN WITNESS WHEREOF, the undersigned have signed these presents effective the 1st day of February 1998.


 /s/RICHARD C. SCHILG            Chairman of the Board, President, and Chief
------------------------------- Executive Officer (Principal Executive Officer) Richard C. Schilg


 /s/MICHAEL R. GOODRICH          Chief Financial Officer
------------------------------- (Principal Financial and Accounting Officer) Michael R. Goodrich


/s/KEVIN T. COSTELLO             Senior Vice President and Director
-------------------------------
Kevin T. Costello


 /s/PAUL M. CASH                 Senior Vice President and Director
-------------------------------
Paul M. Cash


 /s/WILLIAM W. JOHNSTON          Director
-------------------------------
William W. Johnston


 /s/CHARLES E. DUGAN             Director
-------------------------------
Charles E. Dugan II


 /s/RAYMOND M. SWARTZ            Director
-------------------------------
Raymond M. Swartz


/s/CRYSTAL FAULKNER              Director
-------------------------------
Crystal Faulkner